                                                                   Exhibit 10.41

                                Amendment to the
     Dime Bancorp, Inc. Voluntary Deffered Compensation Plan For Directors

                            Effective March 26, 1998

      The Dime Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors (the "Plan") is hereby amended, effective as of the date set forth above, as follows:

      1. Clause (C) of Paragraph 13(a) of the Plan is amended to provide as follows:

            "(C) one or more forms of annuity providing a fixed quarterly or monthly payment, which shall include, in addition to such forms of annuity as shall be determined from time to time by the Committee, the following:

                  (1)   Single Life Annuity;

                  (2)   Single Life Annuity With A Ten-Year Term Certain;

                  (3)   Single Life Annuity With A Fifteen-Year Term Certain;

                  (4)   Joint and 50% Survivor Annuity;

                  (5)   Joint and 100% Survivor Annuity;

                  (6)   Joint and 50% Survivor Annuity With A Ten-Year Term
                        Certain;

                  (7) Joint and 100% Survivor Annuity With A Ten-Year Term Certain;

                  (8) Joint and 50% Survivor Annuity With A Fifteen-Year Term Certain;

                  (9) Joint and 100% Survivor Annuity With A Fifteen-Year Term Certain

                  The forms of annuity described in options (4) through (9) shall be available only if the Participant is married at the time benefits commence. If a Participant is not married at the time benefits commence, such Participant shall be permitted to select only the form of annuity described in option (1), (2) or (3); or"

      2. Clause (C) of Paragraph 13(b) of the Plan is amended to provide as follows:

            "(C) one or more forms of annuity providing a fixed quarterly or monthly payment, which shall include, in addition to such forms of annuity as shall be determined from time to time by the Committee, the following:

                  (1)   Single Life Annuity;

                  (2)   Single Life Annuity With A Ten-Year Term Certain;

                  (3)   Single Life Annuity With A Fifteen-Year Term Certain;

                  (4)   Joint and 50% Survivor Annuity;

                  (5)   Joint and 100% Survivor Annuity;

                  (6)   Joint and 50% Survivor Annuity With A Ten-Year Term
                        Certain;

                  (7)   Joint and 100% Survivor Annuity With A Ten-Year Term
                       Certain;

                  (8) Joint and 50% Survivor Annuity With A Fifteen-Year Term Certain;

                  (9) Joint and 100% Survivor Annuity With A Fifteen-Year Term Certain

                  The forms of annuity described in options (4) through (9) shall be available only if the Participant is married at the time benefits commence. Accordingly, if a Participant is not married at the time benefits commence, such Participant shall be permitted to select only the form of annuity described in option (1), (2) or (3); or"

      3. Paragraph 13(d) of the Plan is amended to provide as follows:

                  "(d) Payments Upon Death. To the extent permitted by the
            Committee, a Participant may elect that if the Participant dies before payments of a deferred amount have otherwise commenced under the Plan to the Participant, an amount based on the amount allocated to the Participant's Account and Benefit Transfer Account be distributed to the Participant's Beneficiary (as defined below) (i) in a single lump sum, in the form of a single life annuity payable over the life of the Participant's Beneficiary, or in the form of a single life annuity payable over the life of the Participant's Beneficiary with a five, ten or fifteen-year period certain feature providing for payments, if appropriate, after the death of the Participant's Beneficiary to a contingent beneficiary for the period, if any, remaining in the applicable five, ten or fifteen-year period measured from the date as of which annuity payments to the Beneficiary commenced, (ii) commencing either on the last day of the calendar quarter in which the Participant dies (or as soon as practicable thereafter) or on the last day of the first calendar quarter in the calendar year immediately following the date of the Participant's death; provided, however, that if no election is made with respect to the form of such benefit, payment shall be made in a single lump sum, and if no such election is made with respect to the timing of such benefit, payment shall be made or otherwise commence at the end of the calendar quarter in which the Participant died, or as soon as practicable thereafter. In the event that payment is to be made in the form of an annuity, the amount of each annuity payment shall be determined by the Committee or its designee in its sole discretion, which amount shall be based on the amounts that could be payable under one or more commercial annuity products that could be purchased with the amounts in a Participant's Account and Benefit Transfer Account that is to be paid in the form of an annuity at a date set by the Committee that is within 60 days of the starting date of the annuity, with the identity of the commercial annuity products to be used for this purpose to be determined in the sole discretion of the Committee, or by the Committee's designee in accordance with standards established by the Committee. Any such determination, and the determination by the Committee or its designee of the amount of any annuity payments to be made hereunder, shall be final and binding upon all Participants and beneficiaries. In the event that the Committee or its designee, in their sole and absolute discretion, shall direct that a commercial annuity be purchased in order to fund any payment obligations hereunder, such annuity contract, when purchased, shall be the property of the Bank or other purchasing entity, and the Beneficiary will continue to be no more than an unsecured creditor of the Bank or, as applicable, another subsidiary of the Company, as described above. If a Participant has named more than one Beneficiary to receive payments under this Paragraph 13(d) in the form of an annuity, the annuity payable to each such Beneficiary shall be payable based on the life of such Beneficiary alone, and shall be based on the portion of the Participant's Account and Benefit Transfer Account designated for payment to the particular Beneficiary in accordance with the Participant's beneficiary designation. Notwithstanding the foregoing, if a Participant names a Beneficiary who is not an individual, payment of any death benefit to such Beneficiary following the death of such Participant prior to the commencement of payments of a deferred amount under the Plan to the Participant shall be made in a single lump sum, notwithstanding any election of an annuity form to the contrary. If payments of a deferred amount in the form of installments or an annuity have already commenced to the Participant at the time of the Participant's death, they shall continue to be made after the Participant's death to the Participant's Benefi ciary (or Beneficiaries) in accordance with the form of benefit that had already commenced, and the Beneficiary (or Beneficiaries) shall otherwise be granted the same rights as were held by the Participant hereunder."